JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the Common Stock of General Acceptance Corporation is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: March 23, 1998                           CONSECO, INC.


                                                By:/s/ROLLIN M. DICK
                                                   -----------------------------
                                                   Rollin M. Dick,
                                                   Executive Vice President


                                                CAPITAL AMERICAN LIFE INSURANCE
                                                 COMPANY


                                                By:/s/ROLLIN M. DICK
                                                   -----------------------------
                                                   Rollin M. Dick,
                                                   Executive Vice President


                                                CIHC, INCORPORATED


                                                By:/s/WILLIAM T. DEVANNEY, JR.
                                                   -----------------------------
                                                   William T. Devanney, Jr.,
                                                   Vice President


                                                GREAT AMERICAN RESERVE INSURANCE
                                                 COMPANY



                                                By:/s/ROLLIN M. DICK
                                                   -----------------------------
                                                   Rollin M. Dick,
                                                   Executive Vice President